UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

MINING POWER GROUP, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-55788	46-3289369
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

20200 Dixie Highway

Suite 906

Miami, Florida 33180

(Address of Principal Executive Offices)

(800) 304-2657

(Registrant's Telephone Number including Area Code)

 ___________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Explanatory Note: On February 27, 2019, Company filed a Current Report on Form 8-K disclosing under Item 4.01 the resignation of prior auditor, HAYNIE & COMPANY, and the hiring of Heaton & Company, PLLC d/b/a Pinnacle Accountancy Group of Utah as the Independent Registered Public Accountant to audit the Company’s financial statements for the remainder of the fiscal year ending December 31, 2018.

Prior to filing the February 27, 2019 8-K, the Company provided HAYNIE & COMPANY with a copy, and requested from HAYNIE & COMPANY a letter addressed to the Commission stating whether HAYNIE & COMPANY agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

On March 5, 2019, the Company received a letter in response from HAYNIE & COMPANY, which is now attached hereto as Exhibit 16.1. In Exhibit 16.1, HAYNIE & COMPANY states its disagreement with portions of the February 27, 2018 8-K.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective February 20, 2019, Mining Power Group, Inc. (the “Company”) engaged Heaton & Company, PLLC d/b/a Pinnacle Accountancy Group of Utah as the Independent Registered Public Accountant to Audit the Company’s financial statements for the remainder of the fiscal year ending December 31, 2018. The decision to change accountants was approved by the Company’s Board of Directors.

The engagement, effective February 20, 2019, of Pinnacle Accountancy Group of Utah as the new Independent Registered Public Accountant for the Company was necessary due to the resignation on February 21, 2019 of HAYNIE & COMPANY, the principal accountant which audited the Company’s financial statements for the fiscal year ended December 31, 2017, and which also had reviewed the Company’s previously filed quarterly reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018. The audit report by HAYNIE & COMPANY’ on the financial statements of the Company for the fiscal years ended December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinion was qualified for the ability of the Company to continue as a going concern.

During the Company's most recent fiscal year ended December 31, 2017, and the period from January 1 through June 30, 2018 (i) there were no disagreements with HAYNIE & COMPANY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to HAYNIE & COMPANY satisfaction, would have caused HAYNIE & COMPANY to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

HAYNIE & COMPANY’s resignation letter stated that their decision was based upon the lack of internal controls over financial reporting and management’s failure to provide complete and timely financial reporting, based upon the lack of qualified accounting personnel. The Company disputes their assessments. HAYNIE & COMPANY and the Company are also involved in a dispute over fees billed to the Company by HAYNIE & COMPANY. The Company accepted the resignation of HAYNIE & COMPANY and engaged Pinnacle Accountancy Group of Utah to complete the review of the Company’s quarterly report on Form 10-Q for the periods ended September 30, 2018, to re-review the Company’s previously filed quarterly reports on Form 10-Q for the periods ended March 31, 2018 and June 30, 2018 to determine if amendments are required, and to audit the Company’s fiscal year-end results for 2018.

The Company has provided HAYNIE & COMPANY with a copy of the foregoing disclosures and has requested from HAYNIE & COMPANY a letter addressed to the Commission stating whether HAYNIE & COMPANY agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

No.	Exhibits
16.1	Letter dated March 5, 2019 to the Securities and Exchange Commission from Haynie & Company.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mining Power Group, Inc. (the “Registrant”)
DATE: March 6, 2019	a Colorado corporation /s/Dror Svorai ________ Name: Dror Svorai Title: Chief Executive Officer

2